RYDEX | SGI FUNDS SUMMARY PROSPECTUS

                                                              Institutional Fund
                                                                February 1, 2010

                                                 GLOBAL INSTITUTIONAL FUND SGOLX


RYDEX | SGI LOGO





                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)
                                                               WWW.RYDEX-SGI.COM

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  Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

  The fund's prospectus and SAI, each dated February 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                        RYDEX DISTRIBUTORS, INC.
SUMGBLI-0210 x0211

INVESTMENT OBJECTIVE -- The Global Institutional Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
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     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                          1.00%
Distribution and service (12b-1) fees                                     None
Acquired fund fees and expenses                                          0.01%
Other expenses                                                           1.76%
TOTAL ANNUAL FUND OPERATING EXPENSES                                     2.77%
Fee waiver (and/or expense reimbursement)(1)                            -1.77%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER
FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                                1.00%
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(1) The Investment Manager has contractually agreed through January 31, 2011 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Fund to an indicated annual percentage of average daily net assets for each class of shares. The Fund may have "Total annual fund operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $102              $691            $1,307           $2,970
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     The above Examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

     PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Ordinarily, at least 40% of Fund assets, but not less than 30% of the Fund's assets, will be invested in securities of non-U.S. issuers. Investments in debt securities may be made when market conditions are uncertain. The Fund may invest in issuers of any size, including small-capitalization issuers. The Fund's index is the MSCI World Index, which is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

     The Fund may also invest a portion of its assets in foreign currencies and derivatives, including options and futures contracts, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

     The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

     The Fund's sub-adviser, Security Global Investors, LLC ("SGI"), manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database composed of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

     To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Fund's investments broadly across countries and industries.

     Although the Fund primarily invests in securities issued by companies from countries with established economies, there is no limit in the amount that the Fund may invest in securities issued by companies from emerging markets.

     Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS -- An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

     ACTIVE TRADING RISK. Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. It may also result in short-term capital gains, which have a negative tax effect, and could also result in greater taxable distributions to shareholders of the Fund.

     EMERGING MARKETS RISK. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

     EQUITY DERIVATIVES RISK. Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

     EQUITY SECURITIES RISK. Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The Fund could lose all of its investment in a company's stock.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

     LEVERAGE RISK. The Fund's use of leverage through derivatives may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     MANAGEMENT RISK. The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

     MARKET RISK. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     SMALLER COMPANIES RISK. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns for one year and since inception have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling 1-800-888-2461.

         2009                   21.2%

 HIGHEST QUARTER RETURN
2Q 2009                16.33%

  LOWEST QUARTER RETURN
1Q 2009               -10.69%

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                      SINCE
                                                                    INCEPTION
                                                         1 YEAR     7/14/2008
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INSTITUTIONAL FUND
  Return before taxes                                    21.22%      -8.59%
  Return after taxes on distributions                    20.30%      -9.14%
  Return after taxes on distributions
  and sale of fund shares                                13.79%      -7.59%
INDEX
  MSCI World Index (reflects no deductions
  for fees, expenses, or taxes)                          29.99%      -7.05%
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MANAGEMENT OF THE FUND -- Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Fund. Security Global Investors, LLC serves as the sub-adviser of the Fund. Scott Klimo, David Whittall, Mark Kress, and Yon Perullo are primarily responsible for the day-to-day management of the Fund, and each holds the title of "Portfolio Manager" with Security Global Investors, LLC; they have co-managed the Fund since August 2007.

PURCHASE AND SALE OF FUND SHARES -- You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with a Fund distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of a Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

TAX INFORMATION -- Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES -- If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
One Security Benefit Place o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMGBLI-0210 x0211